UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2020

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 3300 Houston, TX (Address of principal executive offices)		77002 (Zip Code)
(713) 328-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 2, 2020, Talos Energy Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission (the “SEC”) announcing the consummation of a previously announced acquisition of the outstanding limited liability company interests in certain wholly owned subsidiaries (the “Acquisitions”) of each of ILX Holdings, LLC, a Delaware limited liability company (“ILX Holdings”), ILX Holdings II, LLC, a Delaware limited liability company (“ILX Holdings II”), ILX Holdings III, LLC, a Delaware limited liability company (“ILX Holdings III”) and Castex Energy 2014, LLC, a Delaware limited liability company (“Castex 2014” and together with ILX Holdings, ILX Holdings II and ILX Holdings III, the “Riverstone Sellers”) and Castex Energy 2016, L.P., a Delaware limited partnership (“Castex 2016,” and together with the Riverstone Sellers, the “Sellers”) pursuant to separate Purchase and Sale Agreements, dated as of December 10, 2019, as amended from time to time, between the Company, Talos Production Inc., a Delaware corporation (“Talos Production”), and each of the Sellers for aggregate consideration consisting of the following, subject to certain negotiated adjustments: (i) an aggregate amount of cash from Talos Production equal to $385 million and (ii) an aggregate 110,000 shares of a series of the Company’s preferred stock, par value $0.01 per share, designated as “Series A Convertible Preferred Stock,” the terms of which are set forth in that certain Certificate of Designation of Preferences, Rights and Limitations related thereto (the “Preferred Shares”). Each Preferred Share automatically converted (the “Conversion”) into 100 shares of Class A common stock, par value $0.01 per share, (subject to adjustments) immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of the definitive Information Statement on Schedule 14C relating to such Conversion on March 10, 2020. The Acquisitions were consummated on February 28, 2020, with such Acquisitions having an effective date of July 1, 2019.

This Current Report on Form 8-K/A (this “Amendment”) amends the Original Report to provide the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K. No other modifications to the Original Report are being made by this Amendment. This Amendment should be read in connection with the Original Report, which provides a more complete description of the Acquisitions.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical audited consolidated financial statements of ILX Holdings, LLC and subsidiaries as of December 31, 2018 and 2017 and for the fiscal years ended December 31, 2018, 2017 and 2016, and the related notes thereto, together with the report of Deloitte & Touche LLP, independent auditors, concerning those statements and related notes, are incorporated herein as Exhibit 99.1 by reference to the Company’s definitive Information Statement on Schedule 14C, filed with the SEC on March 10, 2020. The historical unaudited interim consolidated financial statements of ILX Holdings, LLC and subsidiaries as of September 30, 2019 and December 31, 2018 and for the three and nine months ended September 30, 2019 and 2018, and the related notes thereto, are incorporated herein as Exhibit 99.2 by reference to the Company’s definitive Information Statement on Schedule 14C, filed with the SEC on March 10, 2020.

The historical audited consolidated financial statements of ILX Holdings II, LLC and subsidiaries as of December 31, 2018 and 2017 and for the fiscal years ended December 31, 2018, 2017 and 2016, and the related notes thereto, together with the report of Deloitte & Touche LLP, independent auditors, concerning those statements and related notes, are incorporated herein as Exhibit 99.3 by reference to the Company’s definitive Information Statement on Schedule 14C, filed with the SEC on March 10, 2020. The historical unaudited interim consolidated financial statements of ILX Holdings II, LLC and subsidiaries as of September 30, 2019 and December 31, 2018 and for the three and nine months ended September 30, 2019 and 2018, and the related notes thereto, are incorporated herein as Exhibit 99.4 by reference to the Company’s definitive Information Statement on Schedule 14C, filed with the SEC on March 10, 2020.

The historical audited consolidated financial statements of Castex Energy 2014, LLC as of and for the fiscal years ended December 31, 2018 and 2017, and the related notes thereto, together with the report of BDO USA, LLP, independent auditors, concerning those statements and related notes, are incorporated herein as Exhibit 99.5 by reference to the Company’s definitive Information Statement on Schedule 14C, filed with the SEC on March 10, 2020. The historical unaudited interim consolidated financial statements of Castex Energy 2014, LLC as of September 30,

2019 and December 31, 2018 and for the three and nine months ended September 30, 2019 and 2018, and the related notes thereto, are incorporated herein as Exhibit 99.6 by reference to the Company’s definitive Information Statement on Schedule 14C, filed with the SEC on March 10, 2020.

The historical audited consolidated financial statements of Castex Energy 2016, LP as of and for the fiscal years ended December 31, 2018 and 2017, and the related notes thereto, together with the report of BDO USA, LLP, independent auditors, concerning those statements and related notes, are incorporated herein as Exhibit 99.7 by reference to the Company’s definitive Information Statement on Schedule 14C, filed with the SEC on March 10, 2020. The historical unaudited interim consolidated financial statements of Castex Energy 2016, LP as of September 30, 2019 and December 31, 2018 and for the three and nine months ended September 30, 2019 and 2018, and the related notes thereto, are incorporated herein as Exhibit 99.8 by reference to the Company’s definitive Information Statement on Schedule 14C, filed with the SEC on March 10, 2020.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements of the Company as of September 30, 2019, for the nine months ended September 30, 2019, and for the year ended December 31, 2018, giving effect to the Acquisitions and related financing transactions, is filed herewith as Exhibit 99.9 to this Amendment and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Historical Audited Consolidated Financial Statements of ILX Holdings, LLC and subsidiaries as of December 31, 2018 and 2017 and for the fiscal years ended December 31, 2018, 2017 and 2016 (incorporated by reference to Talos Energy Inc.’s Information Statement on Schedule 14C (File No. 001-38497) filed with the SEC on March 10, 2020).

99.2	Historical Unaudited Interim Consolidated Financial Statements of ILX Holdings, LLC and subsidiaries as of September 30, 2019 and December 31, 2018 and for the three and nine months ended September 30, 2019 and 2018 (incorporated by reference to Talos Energy Inc.’s Information Statement on Schedule 14C (File No. 001-38497) filed with the SEC on March 10, 2020).

99.3	Historical Audited Consolidated Financial Statements of ILX Holdings II, LLC and subsidiaries as of December 31, 2018 and 2017 and for the fiscal years ended December 31, 2018, 2017 and 2016 (incorporated by reference to Talos Energy Inc.’s Information Statement on Schedule 14C (File No. 001-38497) filed with the SEC on March 10, 2020).

99.4	Historical Unaudited Interim Consolidated Financial Statements of ILX Holdings II, LLC and subsidiaries as of September 30, 2019 and December 31, 2018 and for the three and nine months ended September 30, 2019 and 2018 (incorporated by reference to Talos Energy Inc.’s Information Statement on Schedule 14C (File No. 001-38497) filed with the SEC on March 10, 2020).

99.5	Historical Audited Consolidated Financial Statements of Castex Energy 2014, LLC as of and for the years ended December 31, 2018 and 2017 (incorporated by reference to Talos Energy Inc.’s Information Statement on Schedule 14C (File No. 001-38497) filed with the SEC on March 10, 2020).

99.6	Historical Unaudited Interim Consolidated Financial Statements of Castex Energy 2014, LLC as of September 30, 2019 and December 31, 2018 and for the three and nine months ended September 30, 2019 and 2018 (incorporated by reference to Talos Energy Inc.’s Information Statement on Schedule 14C (File No. 001-38497) filed with the SEC on March 10, 2020).

99.7	Historical Audited Consolidated Financial Statements of Castex Energy 2016, LP as of and for the years ended December 31, 2018 and 2017 (incorporated by reference to Talos Energy Inc.’s Information Statement on Schedule 14C (File No. 001-38497) filed with the SEC on March 10, 2020).

99.8	Historical Unaudited Interim Consolidated Financial Statements of Castex Energy 2016, LP as of September 30, 2019 and December 31, 2018 and for the three and nine months ended September 30, 2019 and 2018 (incorporated by reference to Talos Energy Inc.’s Information Statement on Schedule 14C (File No. 001-38497) filed with the SEC on March 10, 2020).

99.9*	Talos Energy Inc. Unaudited Pro Forma Condensed Combined Financial Statements as of September 30, 2019, for the nine months ended September 30, 2019, and for the year ended December 31, 2018.
*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2020

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary